UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2009


                            SILVER BAY RESOURCES INC.
               (Exact Name of Registrant As Specified In Charter)

             Nevada                       333-153510             98-0491567
(State or other jurisdiction of          (Commission           (IRS Employee
 incorporation or organization)          File Number)        Identification No.)

                               4133 Stanford Ave.
                               Dallas, Texas 75225
                    (Address of Principal Executive Offices)

                                  214-368-7746
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of independent registered public accounting firm

On September 11, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered ("Moore"), its independent registered public account firm. On December 16, 2009, the accounting firm of M&K CPAS, PLLC, CPAs ("M&K") was chosen as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore and to engage M&K as its independent auditor. None of the reports of Moore on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its S-1 registration statement for the fiscal year ended July 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on September 11, 2009.

On August 27, 2009, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of Moore, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation. On September 2, 2009 the company received a letter from the SEC notifying it that as Moore is no longer registered with the PCAOB, that the Company may no longer include Moore's audit reports or consents in future filings with the SEC. The Company has requested that Moore furnish it with an
Exhibit 16 letter addressed to the Commission stating whether or not it agrees with the above statements. The Company was unable to obtain an amended Exhibit 16 letter from Moore. If Moore audited a year that the company is required to include in their filings with the commission then the company will engage a firm that is registered with the PCAOB to re-audit that year.

(b) New independent registered public accounting firm

On December 16, 2009, the registrant engaged M&K as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted M&K regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             SILVER BAY RESOURCES INC.


Date: December 16, 2009                      By: /s/ Donald Gardner
                                                 -------------------------------
                                                 Donald Gardner
                                                 Chief Executive Officer


                                       3